Exhibit 99.1 January 29, 2019 – 9:00am CT Earnings Conference Call Fourth Quarter and Full Year 2018 1

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K/A for 2017, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the fourth quarter, which are available on Dover’s website. 2

Q4 2018 - Highlights

Revenue increases 3% to $1.8B

Organic growth of 6%

Bookings up 8% to $1.9B

Organic growth of 10%

Adjusted earnings from continuing operations[1] increases 17% to $211M

Earnings from continuing operations on a GAAP basis down 45% to $158M[3]

Adjusted diluted EPS from continuing operations[2] at $1.43, up 25%

$0.08 benefit related to tax items[4]

Diluted EPS from continuing operations on a GAAP basis at $1.07, down 42%[3]

Segment performance

Adjusted EBIT[1] increases 9% to $285M, with margin at 15.7%

Adjusted EBITDA[1] up 6% to $352M

Margin initiatives

SG&A rightsizing program largely completed; began first phase of footprint rationalization in Q4

- *$30M total benefit in 2018 from rightsizing initiatives*
- *Announced footprint actions; expect ~$18M annualized benefit, mostly post-2019*

Other activities

$1B repurchase program completed. ~147.1M diluted shares outstanding at year end

Belanger acquisition closed on January 25, 2019

(1) Non-GAAP measures (definitions and reconciliations in appendix)
(2) Adjusted diluted EPS excludes acquisition-related amortization and rightsizing costs (reconciliation in appendix)
(3) GAAP measures in 2017 primarily impacted by net benefits from dispositions and a net benefit from the Tax Cuts and Jobs Act (reconciliation in appendix)
(4) Includes $0.03 benefit from discrete taxes in the quarter

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DOVER

Q4 and FY 2018 – Financial Summary US GAAP from continuing operations Q4 2018 Q4 2017 ∆ FY2018 FY2017 ∆ Revenue ($M) 1,809 1,753 3% 6,992 6,821 3% Earnings ($M) 158 290 (45%) 591 747 (21%) Diluted EPS ($) 1.07 1.83 (42%) 3.89 4.73 (18%) Non-GAAP(1) from continuing operations Adjusted EBIT – Segment ($M) 285 261 9% 1,036 992 4% margin percent 15.7% 14.9% 80 bps 14.8% 14.5% 30 bps Adjusted EBITDA – Segment ($M) 352 331 6% 1,305 1,271 3% margin percent 19.5% 18.9% 60 bps 18.7% 18.6% 10 bps Adjusted Earnings ($M) 211 180 17% 756 655 15% Adjusted diluted EPS(2) ($) 1.43 1.14 25% 4.97 4.15 20% (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Adjusted diluted EPS excludes the impact of acquisition-related amortization, the Tax Cuts and Jobs Act, gains on disposition of businesses, disposition costs, rightsizing and other costs, and a product recall reversal (reconciliation in appendix) 4

Q4 2018 - Revenue & Bookings Revenue Split Revenue Change in Organic Revenue: +$109M, or 6.2% 5% 13% -2% 7% -2% -1% By 2% 50% Region 2% 23% - ($M) 9% US 1,753 30 118 -39 -37 -17 1,809 OTHER AMER. Q4 2017 DES DF DRFE FX ACQ./ Q4 2018 ORG. ORG. ORG. DISP. (1) EUROPE ASIA OTHER Bookings Change in Organic Bookings: +$165M, or 9.6% 18% 1% 3% -1% -% -3% By 39% 5% Segment 43% DES DF 1,711 86 54 25 -21 -2 1,853 ($M) DRFE Q4 2017 DES DF DRFE FX ACQ./ Q4 2018 ORG. ORG. ORG. DISP. (2) (1) Acquisitions: $10M, dispositions: $27M (2) Acquisitions: $9M, dispositions: $11M Note: Numbers may not add due to rounding 5 -2%

Q4 2018 – Adj. Segment EBIT & EBITDA Walk, and Earnings & Adj. Earnings Walk – (Continuing Operations basis) Change in Adjusted Segment EBIT(3) +$24M +9% 19.5% 18.9% 15.7% 14.9% 261 70 331 11 32 -22 352 -67 285 ($M) ADJ. EBIT D&A (1) ADJ. EBITDA DES DF DRFE ADJ. EBITDA ADJ D&A (2) ADJ. EBIT Q4 2017 Q4 2018 Change in Adjusted Earnings from Continuing Operations(3) +$31M +17% 290 -110 180 23 5 2 211 3 -26 -30 158 ($M) GAAP ADJ. (3) ADJ. SEGMENT CORP. INT./TAX ADJ. TAX CUTS & ACQ. RIGHTSIZING GAAP EARNINGS EARNINGS EBIT EXPENSE EXPENSE EARNINGS JOBS ACT AMORT. EARNINGS Q4 2017 Q4 2018 Note: Numbers may not add due to rounding (1) Depreciation: $33M, Amortization: $37M (2) Depreciation: $32M, Amortization: $35M 6 (3) Non-GAAP measures (definition and reconciliation in appendix)

FY 2018 – Free Cash Flow ($ in millions) FY 2018 FY 2017 ∆ Net earnings 570 812 (241) Loss (earnings) from disc. ops. 21 (65) 86 D&A 283 283 (1) Gain on disposition 0 (203) 203 Chg. in working capital (62) 62 (124) Chg. in other(1) (23) (150) (12) Cash flow from operations 789 739 50 Capex (171) (170) (1) Free cash flow (2) 618 569 49 12.3% FCF as a % of revenue 8.8% 8.3% • Q4 2018 FCF 18.5% of revenue • Q4 FCF restructuring impact: $13M, YTD: $52M • 2018 FCF 9.6% of revenue excluding cash restructuring costs (1) Includes stock-based compensation, employee benefit plan expense, contributions to employee benefit plans and changes in other current and non-current assets and liabilities (2) FY 2018 and 2017 free cash flow includes cash payments related to restructuring initiatives of $52.0 million and $22.6 million, respectively. Note: Numbers may not add due to rounding 7

Segment Information 8

Engineered Systems – Financial Results Revenue Bookings Printing & Identification ($M) . Organic growth: 4.3% . Organic growth: 12.2% 690 30 -13 -10 697 704 86 -9 -4 777 ($M) Q4 2017 ORG. FX ACQ./ Q4 2018 Q4 2017 ORG. FX ACQ./ Q4 2018 DISP. (2) DISP. (3) (1) Adjusted EBIT, EBITDA & Margin Industrial 20.0% 18.7% . Adjusted EBIT up 11% 17.4% . Adjusted EBIT margin up 170 bps 15.7% . Favorable volume, pricing and benefits of rightsizing 109 20 129 18 -3 -3 -2 - 140 -19 121 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. ADJ ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA D&A (6) Q4 2017 Q4 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $10M, Amortization: $11M (2) Acquisitions: $0M, Dispositions: $10M (5) Acquisitions: $0M, Dispositions: $3M 9 (3) Acquisitions: $0M, Dispositions: $4M (6) Depreciation: $9M, Amortization: $10M

Fluids – Financial Results Revenue Bookings Fueling & Transport ($M) . . Organic growth: 17.2% Organic growth: 7.8% 686 118 -21 2 786 687 54 -11 5 735 ($M) Q4 2017 ORG. FX ACQ./ Q4 2018 Q4 2017 ORG. FX ACQ./ Q4 2018 Pumps DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin(1) 21.0% 22.4% . Adjusted EBIT up 31% . Favorable conversion on 18.0% 15.7% strong organic growth Process Solutions 108 36 144 39 3 -5 -2 -4 176 -35 141 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. ADJ ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA D&A (6) Q4 2017 Q4 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $17M, Amortization: $19M (2) Acquisitions: $5M, Dispositions: $3M (5) Acquisitions: $3M, Dispositions: $0M 10 (3) Acquisitions: $8M, Dispositions: $3M (6) Depreciation: $17M, Amortization: $18M

Refrigeration & Food Equipment – Financial Results Revenue Bookings Refrigeration ($M) . . Organic decline: (10.2%) Organic growth: 7.9% 377 -39 -3 -9 327 320 25 -1 -3 341 ($M) Q4 2017 ORG. FX ACQ./ Q4 2018 Q4 2017 ORG. FX ACQ./ Q4 2018 Food Equipment DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin(1) 15.4% . Adjusted EBIT down 49% 11.8% 11.1% . Pricing is flat . Bookings increasing 6.9% 44 14 58 -19 -2 - -1 - 36 -14 23 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. ADJ ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA D&A (6) Q4 2017 Q4 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $6M, Amortization: $7M 11 (2) Acquisitions: $5M, Dispositions: $14M (5) Acquisitions: $0M, Dispositions: $2M (3) Acquisitions: $1M, Dispositions: $4M (6) Depreciation: $6M, Amortization: $7M

2019 FY Guidance 12

FY 2019F Guidance Engineered Refrigeration 2019 Systems Fluids & Food Equip Total Organic revenue 3% - 4% 3% - 4% 1% - 3% 2% - 4% Acquisitions - 2% - 1% Dispositions - - - - Currency (1%) (2%) (1%) (2%) Total revenue 2% - 3% 3% - 4% 0% - 2% 2% - 3% . Net interest expense: ≈ $122 million . Tax rate: ≈ 21% - 23% . Capital expenditures: ≈ 3.1% - 3.4% of revenue . Free cash flow: ≈ 8% - 12% of revenue Adjusted EPS: $5.65 - $5.85(1) Dollar/Euro assumption: 1.14 Note: Numbers may not add due to rounding 13 (1) Adjusted EPS excludes acquisition-related amortization costs and rightsizing and other costs; assumes 147.1 million diluted weighted average shares outstanding

Guidance ~17-21% Growth in Adjusted EPS in 2019 Adjusted EPS ($/share) $5.65-$5.85 $0.15 $0.19-$0.39 $0.02 $0.08 Full year $4.97 $0.37 impact from $0.13 discrete tax items $4.84 ’18 Adj. EPS SG&A Footprint Completed Revenue Growth Shares and ’19F Adj. EPS(1) Rightsizing Consolidation Acquisition / Conversion ’19 ETR Benefit in ’19 14 (1) Excludes one-time costs associated with execution of the SG&A and footprint rightsizing actions

2019 Capex Supports Growth and Productivity

2018 / 2019 Capex Comparison

$ in millions


~220-240
New Colder Plant
171
Growth
Food Retail Automation
Productivity
IT
Other
2018
2019F

	2018	2019F
% of Revenue	2.4%	3.1% - 3.4%
% of Revenue (normalized)[1]	2.2%	2.1% - 2.4%

Comments

- Significant one-off organic investments drive 2019 increase
  - $26M greenfield facility at Colder Products to support organic growth
  - $15M investments in Phase I automation at Food Retail to improve cost basis
  - Additional one-off investments in growth, productivity and facility consolidation across portfolio
- Continued investment in IT and Digital shifting from ERP/software toward Digital and E-commerce capabilities
- Excluding significant projects and footprint rationalization, 2019 capex would be in line with historical level

(1) Excluding one-off significant capacity (2 projects) and automation (1 project) investments, as well as CapEx to enable facility consolidation initiative

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Appendix 16

SG&A Rightsizing Largely Complete, on Track to Deliver Target Savings SG&A rightsizing projected to yield incremental ~$72M net benefit in 2019 SG&A update $ in millions . Execution largely complete 136 – Select actions remaining in Europe . 34 Rightsizing savings ahead of target 102 – $136M expected benefit vs. $130M goal 30 72 . $30M benefit captured in 2018 . “Reinvesting” $34M in 2019 to support growth and productivity – Research & Development across several platforms – Digital and e-commerce capabilities – Operational talent bench "Gross" 2019 "Net" Benefit Expected savings reinvestment savings captured 2019 benefit – Sales (annual (annual in 2018 (1) run rate) run-rate) (1) Excludes approximately $42M of one-time costs through 2019 to achieve 17

Near-Term Footprint Consolidation Actions Target ~$18M in Benefit Expected benefits Footprint program update $ in millions 18 . Near-term footprint actions – High cash ROI projects across all segments 14 . Expect majority of benefits to accrue after 2019 - 4 – Deliberate execution for success and business continuity Run Rate 2018 2019 Post-2019 – Select investments required (e.g. automation) Expected cost-to-achieve 32 . Footprint evaluation will continue in 5 2019-2020 (1) 5 – Over 200 manufacturing and warehouse P&L 20 facilities in the portfolio 9 (2) 5 Capex 12 6 2 Total 2018 2019 Post-2019 18 (1) P&L costs include restructuring and other one-time costs, of which ~$3M is non-cash (2) Net of proceeds from building sales

Reconciliation of Q4 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q4 2018 $ in millions DES DF DRFE Total Revenue 697 786 327 1,809 Earnings from continuing operations — — — 158 Add back: Corporate expense — — — 39 Net Interest expense — — — 30 Income tax expense — — — 29 EBIT 114 128 13 255 EBIT % 16.3% 16.3% 4.0% 14.1% Adjustments: Rightsizing and other costs 7 13 9 29 Adjusted EBIT - Segment 121 141 23 285 Adjusted EBIT % 17.4% 18.0% 6.9% 15.7% Adjusted depreciation and amortization expense (1) 19 35 14 67 Adjusted EBITDA - Segment 140 176 36 352 Adjusted EBITDA % 20.0% 22.4% 11.1% 19.5% (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs. 19

Reconciliation of Q4 2017 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q4 2017 $ in millions DES DF DRFE Total Revenue 690 686 377 1,753 Earnings from continuing operations — — — 290 Add back: Corporate expense — — — 52 Net Interest expense — — — 35 Income tax benefit — — — (26) EBIT 214 107 29 350 EBIT % 31.1% 15.6% 7.7% 20.0% Adjustments: Gain on dispositions (117) — — (117) Disposition costs 2 — — 2 Rightsizing and other costs 9 8 15 33 Product recall reversal — (7) (7) Adjusted EBIT - Segment 109 108 44 261 Adjusted EBIT % 15.7% 15.7% 11.8% 14.9% Depreciation and amortization expense 20 36 14 70 Adjusted EBITDA - Segment 129 144 58 331 Adjusted EBITDA % 18.7% 21.0% 15.4% 18.9% 20

Reconciliation of FY 2018 and 2017 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) $ in millions FY 2018 FY 2017 Revenue 6,992 6,821 Earnings from continuing operations 591 747 Add back: Corporate expense 130 155 Net Interest expense 122 136 Income tax expense 134 129 EBIT 977 1,167 EBIT % 14.0% 17.1% Adjustments: Gain on dispositions — (205) Disposition costs — 5 Rightsizing and other costs 59 33 Product recall reversal — (7) Adjusted EBIT - Segment 1,036 992 Adjusted EBIT % 14.8% 14.5% Adjusted depreciation and amortization expense (1) 269 278 Adjusted EBITDA - Segment 1,305 1,271 Adjusted EBITDA % 18.7% 18.6% (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs. 21

Reconciliation of Adjusted Earnings from Continuing Operations to Earnings from Continuing Operations and calculation of Adjusted diluted EPS under U.S. GAAP

$ in millions

	Q4 2018	Q4 2017	FY 2018	FY 2017
Earnings from continuing operations	**158**	**290**	**591**	**747**
Acquisition-related amortization, pre-tax	35	37	146	151
Acquisition-related amortization, tax impact	(9)	(12)	(37)	(49)
Tax Cuts and Jobs Act	(3)	(55)	(3)	(55)
Gain on dispositions, pre-tax	—	(117)	—	(205)
Gain on dispositions, tax impact	—	6	—	33
Disposition costs, pre-tax	—	2	—	5
Disposition costs, tax impact	—	(1)	—	(2)
Rightsizing and other costs, pre-tax	37	49	73	49
Rightsizing and other costs, tax impact	(8)	(15)	(15)	(15)
Product recall reversal, pre-tax	—	(7)	—	(7)
Product recall reversal, tax impact	—	3	—	3
Adjusted earnings from continuing operations	**211**	**180**	**756**	**655**
Weighted average shares outstanding - diluted (thousand)	148	158	152	158
Diluted EPS ($)	**1.07**	**1.83**	**3.89**	**4.73**
Acquisition-related amortization, pre-tax	0.24	0.23	0.96	0.96
Acquisition-related amortization, tax impact	(0.06)	(0.08)	(0.24)	(0.31)
Tax Cuts and Jobs Act	(0.02)	(0.35)	(0.02)	(0.35)
Gain on dispositions, pre-tax	—	(0.74)	—	(1.30)
Gain on dispositions, tax impact	—	0.04	—	0.21
Disposition costs, pre-tax	—	0.01	—	0.03
Disposition costs, tax impact	—	(0.01)	—	(0.02)
Rightsizing and other costs, pre-tax	0.25	0.31	0.48	0.31
Rightsizing and other costs, tax impact	(0.05)	(0.09)	(0.10)	(0.09)
Product recall reversal, pre-tax	—	(0.05)	—	(0.05)
Product recall reversal, tax impact	—	0.02	—	0.02
Adjusted diluted EPS ($)	**1.43**	**1.14**	**4.97**	**4.15**

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Note: Numbers may not add due to rounding

DOVER

Reconciliation of Free Cash Flow; and EPS from Continuing Operations to Adjusted EPS from Continuing Operations Reconciliation Free Cash Flow Reconciliation $ in millions December 31, December 31, 2018 2017 Net Cash provided by Operating Activities 789 739 Capital Expenditures (171) (170) Free Cash Flow 618 569 Adjusted EPS from Continuing Operations Reconciliation Range 2019 Guidance for Earnings per Share from Continuing Operations, GAAP $ 4.81 $ 5.01 Acquisition-related amortization, net 0.76 Rightsizing and other costs, net 0.08 2019 Guidance for Adjusted Earnings per Share from Continuing Operations $ 5.65 $ 5.85 23

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, the Tax Cuts and Jobs Act, gains on disposition of businesses, disposition costs, rightsizing and other costs, and a product recall reserve reversal. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted net earnings from continuing operations divided by average diluted shares. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, and rightsizing activities. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisition and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non- GAAP measures is included in Dover’s earnings release and investor supplement for the fourth quarter. 24

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